Commitments and contingencies	12 Months Ended
Dec. 31, 2025
Commitments and contingencies
Commitments and contingencies

12.Commitments and contingencies

The Company enters into contracts in the normal course of business, including for research and development activities. As at December 31, 2025, in addition to amounts that have been recognized in accounts payable and accrued liabilities, the Company has commitments for research and development activities in the amount of $23,142. These commitments are generally cancellable with notice, subject to payment for services rendered to the date of termination. These commitments include agreements related to the conduct of long-term toxicology, manufacturing, clinical development, and clinical trial costs.

	Payments Due by Period
	Total	Less than 1 year	1 -3 years	4 – 5 years	After 5 years
Purchase obligations	$23,142	$14,686	$8,456	nil	nil

The Company may be required to make annual, milestone, royalty, and other research and development funding payments to Ottawa Hospital Research Institute (“OHRI”) under the OHRI Sponsored Research Agreement (“OHRI SRA”) and the Ottawa Hospital Research Institute License (“OHRI License”). These payments are contingent upon the achievement of specific development, regulatory and/or commercial milestones. The Company’s significant contingent milestone, royalty and other research and development commitments are as follows:

●	Royalties on net sales of any products covered by patents licensed from OHRI (“Licensed Products”) of 1% or 2% (depending on which patents cover a particular product), during the period when the applicable patents have valid, unexpired claims, subject to certain royalty stacking provisions;

The following payments to OHRI may be triggered by specified events:

●	CA$50 - each time a Licensed Product is the subject of an approved IND in the US or equivalent in any other industrialized country (maximum one payment per new drug candidate);
●	CA$150 - each time a Licensed Product first enters Phase II human clinical trials in the US or equivalent in any other industrialized country (maximum one payment per new drug candidate);
●	CA$300 - each time a Licensed Product first enters Phase III human clinical trials in the US or equivalent in any other industrialized country (maximum one payment per new drug candidate); and
●	CA$1,000- each time a Licensed Product is the subject of a regulatory approval in the US (such as New Drug Application and Biologics License Application) or equivalent in any other industrialized country (maximum one payment per new drug candidate).
●	2% of sublicensing income received by the Company from the grant of sublicenses.

The Company has not accrued any amounts for these payments as of December 31, 2025, no milestones were achieved during the year. During the year ended December 31, 2024, the Company made a milestone payment of $37 upon the approval of an Investigational New Drug (IND) application for SAT-3247, in accordance with the agreement.